UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. [_____])

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☐Definitive Proxy Statement
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☐Soliciting Material under § 240.14a-12

The Value Line Fund, Inc.
Value Line Income and Growth Fund, Inc.
Value Line Premier Growth Fund, Inc.
Value Line Larger Companies Fund, Inc.
Value Line Centurion Fund, Inc.
Value Line Core Bond Fund
Value Line Strategic Asset Management Trust
Value Line Small Cap Opportunities Fund, Inc.
Value Line Asset Allocation Fund, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Value Line Fund, Inc.
Value Line Income and Growth Fund, Inc.
Value Line Premier Growth Fund, Inc.
Value Line Larger Companies Fund, Inc.
Value Line Centurion Fund, Inc.
Value Line Core Bond Fund
Value Line Strategic Asset Management Trust
Value Line Small Cap Opportunities Fund, Inc.
Value Line Asset Allocation Fund, Inc.

7 Times Square, 21st Floor,
New York, New York 10036-6524
(212) 907-1900

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on March 4, 2014

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of each of the investment companies set forth above (each, a “Fund” and collectively, the “Funds”) will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 on March 4, 2014, at 10:00 a.m. (Eastern Time).

The Meeting is being called to consider and act upon a number of proposals to approve changes in, or the removal of, certain fundamental investment policies of the Funds, and to reclassify certain Funds’ investment objectives and policies as non-fundamental, and to transact such other business as may properly come before the Meeting.

The close of business on December 27, 2013 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof.  Each shareholder of your Fund is entitled to one vote for each share, and a fractional vote for each fractional share, held on that date.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING.  YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.  NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.

THE BOARD (INCLUDING ALL OF THE INDEPENDENT DIRECTORS/TRUSTEES) OF YOUR FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

This is a Joint Notice and Proxy Statement for the Funds.  The shares you own in a particular Fund may only be voted with respect to that Fund.  If you own shares in more than one of the Funds listed, please vote with respect to each such Fund.

If you have any questions regarding the proposals or need assistance in completing your proxy card or casting your vote by the live operator, the touchtone phone process or via the Internet, please call Boston Financial Data Services, Inc., a professional proxy solicitation firm that has been engaged to assist shareholders in the voting process, at 1-855-520-7715 (toll-free).  Representatives are available Monday through Friday, 8:00 a.m.–6:00 p.m. (Eastern time), and Saturday, 10:00 a.m.–6:00 p.m. (Eastern time).

Important Notice Regarding the Availability of Proxy Materials for the Meeting: This Notice of Special Meeting of Shareholders, the Proxy Statement and the forms of proxy card are available on the Internet at [www. __________].  On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of each Fund

Mitchell E. Appel, President

January [_], 2014

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The Value Line Fund, Inc.
Value Line Income and Growth Fund, Inc.
Value Line Premier Growth Fund, Inc.
Value Line Larger Companies Fund, Inc.
Value Line Centurion Fund, Inc.
Value Line Core Bond Fund
Value Line Strategic Asset Management Trust
Value Line Small Cap Opportunities Fund, Inc.
Value Line Asset Allocation Fund, Inc.

7 Times Square, 21st Floor,
New York, New York 10036-6524
(212) 907-1900

JOINT PROXY STATEMENT

This is a Proxy Statement for the Value Line mutual funds listed above (each a “Fund” and collectively the “Funds”).  Each Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

Who is asking for my vote?

The Board of Trustees or Board of Directors of each of the Funds (collectively, the “Trustees” or the “Board”) is soliciting proxies for a joint Special Meeting of Shareholders (the “Meeting”) of each Fund to approve several proposals that have already been approved by the Board (each a “Proposal” and collectively, the “Proposals”).  The Board has sent you this Proxy Statement to ask for your vote on Proposals affecting your Fund.

On what issues am I being asked to vote?

You are being asked to vote on Proposals to approve changes in, or the removal of, certain fundamental investment policies of your Fund, and to reclassify certain investment objectives and policies as non-fundamental.

How do the Trustees of my Fund recommend that I vote?

The Board of your Fund recommends that you vote “FOR” each Proposal.

When and where is the Meeting?

The Funds will hold the Meeting on March 4, 2014, at 10:00 a.m., Eastern Time, as may be adjourned from time to time.  The Meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 in order to consider the Proposals described in this Proxy Statement.

Who is eligible to vote?

Shareholders of record who owned shares of a Fund at the close of business on December 27, 2013 (the “Record Date”), are entitled to vote at the Meeting or any adjournment or postponement of the Meeting.  If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card.  Please be certain to sign, date and return each proxy card you receive.  Shareholders are entitled to cast one vote for each full share and fractional vote for each fractional share they owned on the Record Date.

The following table sets forth the number of shares outstanding as of the Record Date for each Fund:

Name of Fund	Shares Outstanding
The Value Line Fund, Inc.	[______]
Value Line Income and Growth Fund, Inc.	[______]
Value Line Premier Growth Fund, Inc.	[______]
Value Line Larger Companies Fund, Inc.	[______]
Value Line Centurion Fund, Inc.	[______]
Value Line Core Bond Fund	[______]
Value Line Strategic Asset Management Trust	[______]
Value Line Small Cap Opportunities Fund, Inc.	[______]
Value Line Asset Allocation Fund, Inc.	[______]

You should read the entire Proxy Statement before voting.  If you have any questions, please call [1-800-XXX-XXXX].  The Funds expect to mail the Notice of Special Meeting, this Proxy Statement and a proxy ballot to shareholders on or about January [_], 2014.

Where can I find additional information?

The Funds are required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  The SEC maintains a website that contains information about the Funds (www.sec.gov).  You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 100 F Street NE, Washington, D.C. 20549.  You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 100 F Street NE, Washington, D.C. 20549, at prescribed rates.

The most recent annual report of each Fund, including financial statements of the Fund, has previously been sent to its shareholders.  Each Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any shareholder upon request.  Shareholders who want to obtain a copy of their Fund’s report (excluding Value Line Strategic Asset Management Trust and Value Line Centurion Fund, Inc.) should call 1-800-243-2729 (toll-free), write to the Fund at the above address or visit the Funds’ website, http://vlfunds.com/literature/fund_literature, and click on Annual Reports.  Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the SEC’s website at www.sec.gov.  For annual and semi-annual reports for Value Line Strategic Asset Management Trust and Value Line Centurion Fund, Inc., please call The Guardian Insurance & Annuity Company, Inc. at 800-221-3253 or visit online at http://guardianlife.onlineprospectus.net/GuardianLife/GIAB/, then click on “Product Prospectus,” and then click on “Investment Options” and “EULAVAssetManagementLLC.”

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Please note that only one annual or semi-annual report or this Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary.  To request a separate copy of an annual report, semi-annual report or this Proxy Statement, shareholders should contact the applicable Fund at the address and phone number set forth above.

SUMMARY of PROPOSALS

INTRODUCTION

Each Fund is subject to a number of fundamental investment restrictions that (1) are more restrictive than those required under present law; (2) are no longer required by present law; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist.  Under the 1940 Act, “fundamental” investment policies may be changed or eliminated only if shareholders approve such action.

The Board, together with the fund management and counsel, thoroughly analyzed the Funds' investment restrictions. Based on that analysis and after careful consideration, the Board recommends that shareholders approve the revision, elimination or reclassification of certain of the Funds’ fundamental investment policies principally to (i) update those current investment policies that are more restrictive than is required or are no longer required under the federal securities laws; and (ii) conform the Funds’ fundamental investment policies to be uniform across the Value Line mutual funds.  In general, the proposed policies would (a) simplify, modernize and standardize the fundamental investment policies that are required to be stated by a fund under the 1940 Act; and (b) eliminate those fundamental investment policies that are no longer required by the federal securities laws, interpretations of the SEC or state securities law, as preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”).

Since the creation of the Funds, certain legal and regulatory requirements applicable to investment companies have changed.  For example, certain policies imposed by state securities laws and regulations were preempted by NSMIA in 1996 and, therefore, are no longer applicable to investment companies.  As a result, the Funds currently are subject to certain fundamental investment policies that are either more restrictive than is required under current law, or no longer required at all.

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The Board believes that there are several distinct advantages to revising or reclassifying the Funds’ fundamental investment policies and objectives at this time.  First, by reducing the total number of investment policies and objectives that can be changed only by a shareholder vote, the Board and the Adviser believe that the Funds will be able to minimize the costs and delays associated with holding future shareholders’ meetings to revise those that have become outdated or inappropriate.  Second, the Board and the Adviser also believe that the Adviser’s ability to manage the Funds’ assets in a changing investment environment will be enhanced because the Funds will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment policies and objectives.  Finally, the standardized fundamental investment policies are expected to enable the Funds and their service providers to more efficiently and more easily monitor portfolio compliance.

The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Funds to have fundamental policies.  The proposed standardized investment policies will not change any Fund’s investment objective or its principal investment strategies.  Although the proposed revisions will give the Funds greater flexibility to respond to possible future investment opportunities, the Board anticipates that the changes, individually or in the aggregate, will not result in a material change in the current level of investment risk associated with an investment in any Fund.  The Board further anticipates that the proposed changes in the fundamental investment policies will not materially change the manner in which any Fund is currently managed and operated.  The Adviser currently intends to invest, from time to time, a portion of a Fund’s assets in other investment companies if that Fund’s shareholders approve eliminating the fundamental policy against investing in investment companies.  Any such investments would not be a principal investment strategy for the Fund and would comply with the 1940 Act’s limits on such investments.  For example, the Adviser may invest a portion of such Fund’s assets in exchange-traded funds (“ETFs”) to quickly gain exposure to a broad index of securities in lieu of investing directly in stocks, and Funds that lend portfolio securities may invest cash collateral received from those lending arrangements in other investment companies to seek to generate income in excess of that available on other investments.  In the future, the Board may, typically upon the recommendation of the Adviser, make additional changes or modifications to the way a Fund is managed, as contemplated by the proposed revisions to, or elimination of, the applicable investment policies.  Should the Board in the future modify materially the way a Fund is managed to take advantage of such increased flexibility, the Fund will make the necessary disclosures to shareholders, including amending its prospectus and statement of additional information, as appropriate.

The proposed standardized fundamental investment policies are generally written with reference to the requirements of the 1940 Act, the rules and regulations thereunder and other applicable law, rather than explicitly stating standards currently in effect.  These formulations are intended to allow the Funds’ policies to adjust if there are changes in applicable law without requiring a further shareholder vote.

In addition to changing the fundamental investment policies, the Board recommends that shareholders re-classify the investment objective of certain Funds as non-fundamental.  The 1940 Act does not require a fund to have a fundamental investment objective, and many mutual funds have investment objectives that are not fundamental.  If a Fund’s investment objective is non-fundamental, the objective may be changed by the Fund’s Board if the Board believes it is in the best interests of shareholders to do so.  If a Fund is able to change its investment objective without shareholder approval, the Fund will have greater flexibility to respond to changing conditions without the expense and delay of seeking further shareholder approval.  Accordingly, shareholders of Funds with fundamental investment objectives are being asked to reclassify their status as non-fundamental.

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Each Proposal will be voted on separately by shareholders of each applicable Fund.  The approval of each Proposal will require the approval of a majority of the outstanding voting securities of each Fund.  In accordance with the 1940 Act, that means approval by (a) the vote of 67% of the Fund’s shares present at the Meeting if more than 50% of the outstanding shares of that Fund are present, or (b) the vote of more than 50% of the outstanding shares of that Fund, whichever is less.  If a Proposal is not approved by shareholders of a Fund, the current fundamental investment restriction of that Fund to which that Proposal relates will remain in effect.  The approval of a Proposal is not contingent upon the approval of any other Proposal.

The Board of each Fund recommends that you vote “FOR” the Proposals.

The Proposals are summarized in the following table:

A: Revise the fundamental policy relating to borrowing
B: Concentration of Investments B-1: Revise the fundamental policy relating to concentration of investments B-2: Reclassify the additional policy relating to concentration as non-fundamental
C: Revise the fundamental policy relating to lending
D: Real Estate and Commodities D-1: Revise the fundamental policy relating to real estate and commodities D-2: Remove the additional fundamental policy relating to real estate and commodities
E: Revise the fundamental policy relating to senior securities
F: Revise the fundamental policy relating to underwriting
G: Reclassify the Fund’s investment objective as non-fundamental
H: Remove certain other fundamental policies

Each Proposal will be voted on separately by the shareholders of each applicable Fund.  The following table indicates which Proposals are presented for the approval of each Fund’s shareholders:

Name of Fund	Applicable Proposals
	A	B-1	B-2	C	D-1	D-2	E	F	G	H
The Value Line Fund, Inc.	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Value Line Income and Growth Fund, Inc.	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Value Line Premier Growth Fund, Inc.	✓	✓	✓	✓	✓	✓	✓	✓		✓
Value Line Larger Companies Fund, Inc.	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Value Line Centurion Fund, Inc.	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Value Line Core Bond Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Value Line Strategic Asset Management Trust	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Value Line Small Cap Opportunities Fund, Inc.	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Value Line Asset Allocation Fund, Inc.	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

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The enclosed proxy card also indicates the Proposals on which you are being asked to vote.

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PROPOSALS

Proposal A: Revise the fundamental policy relating to borrowing.
Funds Affected: All Funds
Proposed Policy:

The Fund may not borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

The 1940 Act imposes certain limitations on borrowing activities of mutual funds and requires that a fund’s borrowing limitations be reflected in its fundamental policies.  These limitations are designed to protect mutual fund shareholders and their investments by limiting a fund’s ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund’s assets that would take precedence over the claims of shareholders.  The restrictions are also designed to limit a fund’s ability to leverage its assets.

Under the 1940 Act, a mutual fund may borrow only from banks, and only to the extent that the value of the fund’s assets less its liabilities (excluding other borrowings) is equal to at least 300% of all borrowings (including the proposed borrowing).  One of the reasons that mutual funds typically borrow money is to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities.  Such borrowings allow a fund greater flexibility by allowing its investment adviser to buy and sell portfolio securities primarily for investment or tax considerations, rather than for temporary cash flow considerations.  In addition, a fund may borrow up to 5% of its total assets for temporary purposes from banks or other lenders.

The Funds are subject to a number of different fundamental investment policies concerning borrowing that generally are more restrictive than required by the 1940 Act.  Please see Appendix A to this Proxy Statement for each Fund’s current fundamental policies regarding borrowings.  The current policies typically do one or more of the following: restrict a Fund to borrowing only from banks and/or for temporary purposes; limit a Fund’s borrowing to 10% of its assets; prohibit a Fund from making an investment if aggregate margins and premiums on futures contracts exceed 5% of assets; limit or prohibit a Fund from pledging assets to secure debts; prohibit a Fund from borrowing for investment or leverage purposes; and/or specify that certain trading practices and investments will or will not be treated as borrowing.

The Proposed Policy would permit the Funds to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by an appropriate authority.  By revising the existing policy, a Fund would not be unduly limited if the Adviser determines that borrowing is in the best interests of a Fund and its shareholders.  To the extent that a Fund uses the borrowing flexibility, the Fund may be subject to some additional costs and risks inherent to borrowing, such as reduced total return and increased volatility.  The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any other applicable law, rule, exemption or interpretation thereof.

The Adviser has advised the Board that the proposed revisions to the fundamental policy on borrowing are not expected to materially affect the manner in which any Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this Proposal.

Proposal B-1: Revise the fundamental policy relating to concentration of investments.
Funds Affected: All Funds
Proposed Policy:

Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction, the Fund may not purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry.

Proposal B-2: Reclassify the additional policy relating to concentration as non-fundamental.
Funds Affected: All Funds

The 1940 Act requires all mutual funds to have a fundamental policy regarding the concentration of their investments in a particular industry or group of industries.  The SEC takes the positions that (i) investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration, and (ii) the 25% limit does not apply to U.S. Government securities.  Accordingly, a fund may not invest more than 25% of its total assets in securities of issuers in any particular industry (except for U.S. Government securities) unless it makes appropriate disclosures in its registration statement.  Although the policy of concentrating or not concentrating must be fundamental, there is no requirement that such policy specify the percentage threshold or industry definitions that a fund will use in applying its concentration policy.  A fund may simply state that it will or will not concentrate.

Currently, each Fund has a fundamental policy that specifies it will not invest more than 25% of assets in any industry.  Each Fund also has a fundamental policy that it will use the Value Line Investment Survey’s industry classifications in determining the industry of an issuer.  Please see Appendix A to this Proxy Statement for each Fund’s current fundamental policies regarding concentration.  Since there are two existing fundamental policies involved, two separate shareholder votes are required.  Accordingly, shareholders of each Fund are being asked to change one policy to the new fundamental policy (Proposal B-1), and to reclassify the other policy (Proposal B-2).

If shareholders approve Proposal B-1, references to a stated 25% industry limit as part of a Fund’s concentration policy will be eliminated in favor of the Proposed Policy, which does not contain a stated percentage limitation but instead refers to concentration as it may be determined from time to time by the SEC or other appropriate authorities.  If shareholders approve Proposal B-2, each Fund’s policy of relying on the Value Line Investment Survey’s industry classifications will be reclassified as non-fundamental.  This reflects a more modernized approach to industry concentration, and provides each Fund with investment flexibility that ultimately is expected to help the Fund respond to future legal, regulatory, market, or technical changes.

The Adviser has advised the Board that the proposed revisions to the fundamental policy on concentration are not expected to materially affect the manner in which any Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” these Proposals.

Proposal C: Revise the fundamental policy relating to lending.
Funds Affected: All Funds
Proposed Policy:

The Fund may not make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction.

The 1940 Act requires mutual funds to have a fundamental policy about making loans.  SEC staff interpretations prohibit mutual funds from lending more than one-third of their total assets, except through investments in debt obligations and repurchase agreements (which are often treated as loans by the SEC).  In addition, under SEC staff interpretations, lending by a mutual fund, under certain circumstances, may also give rise to issues relating to the issuance of senior securities.  In these circumstances, the fund would be subject to limitations imposed under the 1940 Act regarding the issuance of senior securities as well as lending.  (See Proposal E below.)

The Funds’ current fundamental policies on lending vary greatly.  Please see Appendix A to this Proxy Statement for each Fund’s current fundamental policies on lending.  The current policies generally prohibit the making of loans, but specify that certain investments and practices either are not subject to that prohibition (in full or in part) or do not constitute the making of loans.  Such investments and practices include: purchasing debt obligations; entering into repurchase agreements; lending securities; using collateral arrangements with respect to options, forward currency and futures transactions, and other derivative instruments; and delays in the settlement of securities transactions.

If this Proposal is approved, the Funds will be permitted to lend money and other assets to the fullest extent permitted by the 1940 Act as interpreted from time to time.  The Proposed Policy will be interpreted so as not to prevent or limit a Fund from engaging in the types of investments and practices indicated above that might be considered lending.  The Proposed Policy also gives the Fund the greatest amount of flexibility to loan portfolio securities to generate income within the limits of the 1940 Act where desirable and appropriate in accordance with their investment objectives.

The Adviser has informed the Board that the proposed revision to the fundamental policy on lending is not expected to materially affect the manner in which any Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this Proposal.

Proposal D-1: Revise the fundamental policy relating to real estate and commodities.
Funds Affected: All Funds
Proposed Policy:

The Fund may not purchase or sell commodities or real estate except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction.

Proposal D-2: Remove the additional fundamental policy relating to real estate and commodities.
Funds Affected: All Funds

The 1940 Act requires all mutual funds to have fundamental policies governing their investments in commodities and real estate.  The 1940 Act permits investments in physical and financial commodities and real estate, as well as companies investing in such commodities and real estate (subject to the fund remaining an investment company).  SEC staff interpretations limit a mutual fund’s ability to invest in illiquid securities, which typically include real estate and many physical commodities, to no more than 15% of a fund’s net assets.  With respect to financial commodities, the SEC staff takes the position that a fund’s use of options, futures and forward contracts may constitute the issuance of senior securities if the fund does not segregate cash or liquid securities in an equivalent amount or hold an offsetting commitment from another party.  In these circumstances, the fund would be subject to limitations imposed under the 1940 Act regarding the issuance of senior securities as well as commodities.  (See Proposal E below.)

Currently, all the Funds have complex fundamental and non-fundamental policies that limit or prohibit their investment in different physical and financial commodities and real estate.  These fundamental policies provide greater detail and more restrictions than required by the 1940 Act for commodities or real estate.  With respect to the Funds’ investments in financial commodities that may qualify as senior securities, the fundamental policies are also more detailed and restrictive than required for senior securities.  Certain Funds have multiple policies with respect to these items because their policy with respect to real estate and mineral type development programs is separate from the policy relating to commodities.  Please see Appendix A to this Proxy Statement for each Fund’s current fundamental policies regarding investment in commodities and real estate.  Since there are multiple existing fundamental policies involved, separate shareholder votes are required.  Accordingly, shareholders of each Fund are being asked to change one policy to the new fundamental policy (Proposal D-1), and to eliminate the additional policies (Proposal D-2).

The Proposed Policy will permit the Funds to invest in real estate (directly or indirectly), as well as physical and financial commodities, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.  The Proposed Policy will be interpreted to not limit a Fund’s ability to invest in commodities or in commodity-related instruments, including futures contracts on interest rates, stock indices and currencies, and options thereon, as well as forward currency transactions and options on currencies.  The revised policy would also preserve a Fund’s flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate.  The Proposed Policy will not limit investment in exchange-traded funds that invest in physical or financial commodities.

The Adviser has advised the Board that the proposed revisions to the fundamental policy on real estate and commodities are not expected to materially affect the manner in which any Fund’s investment program is being conducted at this time, as reflected in any Fund’s current prospectus and statement of additional information.  Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” these Proposals.

Proposal E: Revise the fundamental policy relating to senior securities.
Funds Affected: All Funds
Proposed Policy:

The Fund may not issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction.

The 1940 Act requires mutual funds to have a fundamental policy concerning the issuance of senior securities.  A senior security is an obligation of a fund that has priority over the fund’s shareholders with respect to the payment of earnings or assets.  The 1940 Act prohibits an open-end fund from issuing senior securities (except for borrowings, as described in Proposal A).  However, SEC staff interpretations allow mutual funds under certain conditions to engage in a number of types of trading practices and investments that might otherwise be considered senior securities, including repurchase and reverse repurchase agreements, dollar rolls, when-issued and delayed-delivery transactions, short sales, options, futures and forward contracts.  These staff interpretations generally provide that such transactions will not be considered senior securities under the 1940 Act if the fund segregates cash or liquid securities in an equivalent amount or holds an offsetting commitment from another party.

Currently, most of the Funds are not permitted to issue senior securities except to the extent that borrowings or certain delineated investment practices (such as purchasing securities on a delayed-delivery basis or investing in reverse repurchase agreements) may be considered an issuance of senior securities.  Some Funds’ fundamental policy regarding senior securities also restricts the purposes for which, the parties from which, and the amounts that the Fund may borrow without being deemed to be issuing senior securities.  The policies may also limit a Fund’s ability to invest while borrowings remain outstanding or require the Fund to segregate assets for investment in when-issued securities.  Please see Appendix A to this Proxy Statement for each Fund’s current fundamental policies regarding senior securities.

The Proposed Policy will permit the Funds to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and will not refer to particular investment practices.  The Proposed Policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The Adviser has advised the Board that the proposed revisions to the fundamental policy on senior securities are not expected to materially affect the manner in which any Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made in any Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this Proposal.

Proposal F: Revise the fundamental policy relating to underwriting.
Funds Affected: All Funds
Proposed Policy:

The Fund may not underwrite the securities of other issuers except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction.

The 1940 Act requires all mutual funds to have a fundamental policy about underwriting the securities of other issuers.  Under the 1940 Act, a mutual fund is generally considered to be an underwriter if it participates in the public distribution of securities of other issuers by purchasing such securities with the intention of reselling them to others.  The 1940 Act permits a mutual fund to have underwriting commitments of up to 25% of its assets under certain circumstances.  Currently, those circumstances exist when the amount of the fund’s underwriting commitments, plus the value of the fund’s investments in issuers in which the fund owns more than 10% of the outstanding voting securities, does not exceed 25% of the fund’s assets.

All of the Funds have fundamental policies that prohibit them from underwriting securities entirely.  In most cases, the fundamental policy states that the prohibition on underwriting does not apply to the Fund’s sale of restricted portfolio securities to the extent such activity may be deemed as underwriting.  This is consistent with SEC staff interpretations that a mutual fund’s resale of privately placed securities do not necessarily make the fund an underwriter, notwithstanding the technical definition thereof in federal securities laws.  Please see Appendix A to this Proxy Statement for each Fund’s current fundamental policies regarding underwriting the securities of other issuers.

The Proposed Policy relating to underwriting will permit the Funds to engage in underwriting to the fullest extent permitted by the 1940 Act and related interpretations.  This may give a Fund greater flexibility to respond to future investment opportunities, subject to its investment objectives and strategies.

The Adviser has advised each Fund’s Board that the proposed revisions to the fundamental policy on underwriting are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this Proposal.

Proposal G: Reclassify the Fund’s investment objective as non-fundamental.
Funds Affected: The Value Line Fund, Inc. Value Line Income and Growth Fund, Inc. Value Line Larger Companies Fund, Inc. Value Line Centurion Fund, Inc.	Value Line Core Bond Fund Value Line Strategic Asset Management Trust Value Line Small Cap Opportunities Fund, Inc. Value Line Asset Allocation Fund, Inc.

The 1940 Act does not require a mutual fund’s investment objective to be fundamental.  If a fund’s investment objective is non-fundamental, the fund’s prospectus must disclose that it may be changed by the Fund’s Board without obtaining shareholder approval.  If a Fund is able to change its investment objective without shareholder approval, the Fund will have flexibility to respond to changing conditions in a manner that the Board deems to be in the best interests of Fund shareholders without the expense and delay of seeking further shareholder approval.

If shareholders of a Fund approve this Proposal, the Fund would continue to be managed subject to the same investment strategies and policies expressed in each Fund’s current prospectus as well as the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder.  However, in the future, the Fund’s investment objective may be changed without shareholder approval if the Fund’s Board believes that doing so is in the best interests of shareholders.  Please see Appendix A to this Proxy Statement for the investment objectives of each Fund proposing to reclassify such objective as non-fundamental.

The Adviser has informed the Board that reclassifying a Fund’s investment objective as non-fundamental will not affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  Before a material change is made in a Fund’s investment program in response to this Proposal, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change in investment objective, the purpose of the change and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this Proposal.

Proposal H: Remove certain other fundamental policies.
Funds Affected: All Funds

In addition to the policies required by the 1940 Act to be fundamental, all of the Funds are subject to certain additional, fundamental policies (the “Additional Restrictions”) that are not required by the 1940 Act or other applicable law.  For example, many of the Funds have fundamental policies that are merely restatements of limitations set forth in the 1940 Act, and thus are applicable to the Funds regardless of whether such policies are stated as fundamental investment policies.  Other fundamental investment policies are more restrictive than SEC staff interpretations or are not required.  As explained above, many of these additional policies were adopted to satisfy state regulatory requirements that were preempted in 1996 by NSMIA and are no longer applicable.

The Additional Restrictions consist of all of a Fund’s fundamental investment policies other than those addressed in Proposals A through G.  The Adviser has recommended, and the Board has determined, that the Additional Restrictions covered in Proposal H should be eliminated and that their elimination is consistent with federal securities laws.  By reducing the total number of investment policies that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental investment policies that become outdated or inappropriate.  Elimination of the Additional Restrictions would also enable the Fund to be managed in accordance with the then-current requirements of the 1940 Act without being constrained by additional and unnecessary limitations.  The Board believes that the elimination of the Additional Restrictions is in the best interest of each Fund’s shareholders, as it will provide the Fund with increased flexibility to pursue its investment objectives and will enhance the Adviser’s ability to manage the Fund’s assets in a changing investment environment.

The Board recommends that you vote “FOR” this Proposal H; however, if you want to vote to maintain one or more of the Additional Restrictions, you may vote “AGAINST” this Proposal H for your Fund.  Please see Appendix A for the full text of each Fund’s Additional Restrictions proposed to be removed pursuant to this Proposal H.  Such Additional Restrictions include, among others, those relating to: (1) diversification; (2) investing in issuers that are “unseasoned” or owned by the Fund’s affiliates; (3) investing in a company for the purpose of exercising control; (4) selling securities short and purchasing securities on margin; (5) investing in other investment companies; (6) joint or joint-and-several trading; and (7) purchasing warrants.  A brief description of the more common Additional Restrictions follows.

Currently, all of the Funds indicate that they are diversified, either by expressly stating they are diversified or having a fundamental policy that tracks the current statutory requirements.  All of the Funds also have fundamental policies that either (1) define diversification or (2) impose more stringent restrictions on investment in any given issuer (e.g., 5% of the Fund’s assets or 10% of the issuer’s voting securities).  The 1940 Act requires every mutual fund to state whether it is diversified or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders.  However, the 1940 Act does not require a fund to label as “fundamental” its diversified status or the definition of diversification.  If a fund labels its diversification policy or definition of diversification as fundamental, and the statutory requirements or interpretations are subsequently relaxed, the fund will be unable to participate in the liberalized rules without shareholder approval.  Approving this Proposal would allow a Fund to so participate, but will not change its status from diversified to non-diversified.  No vote is being sought to reclassify any Fund’s diversification classification.

Most of the Funds have Additional Restrictions that prohibit the Fund from purchasing securities of issuers that are “unseasoned,” or beneficially owned by officers or directors of the Fund or the Adviser (in excess of a specified threshold).  Most of the Funds also have an Additional Restriction that prohibits the Fund from investing in companies for the purpose of exercising control.  Such policies were originally adopted by mutual funds to address state requirements in connection with the registration of shares of the fund for sale in a particular state.  These state restrictions can be difficult to administer and limit the operation of a fund’s portfolio.  As a result of NSMIA, such restrictions are no longer applicable.

At present, all the Funds have Additional Restrictions concerning short sales and purchases on margin.  The 1940 Act does not require a fund to have a fundamental policy concerning such investments.  However, they are often covered by a fund’s other fundamental policies.  For example, to the extent that short sales and purchases on margin are considered “issuing senior securities,” they are governed by a fund’s fundamental policy on senior securities.  SEC staff interpretations provide that purchasing securities on margin constitutes the issuance of a senior security, whereas making margin payments in connection with the purchase and sale of futures contracts or options on futures contracts do not, provided the asset segregation requirements are satisfied.  With respect to short selling, the staff has taken the position that short sales may constitute the issuance of a senior security if the Fund does not own the security or have an offsetting commitment to obtain it (such as an option or convertible security).  If a Fund’s shareholders approve this Proposal, the Fund will be permitted to purchase securities on margin and engage in short sales subject to the Fund’s other investment policies and the limitations of the 1940 Act and applicable interpretations.

Many of the Funds have an Additional Restriction that prohibits the Fund from investing in securities issued by other investment companies.  A fund is not required to have a fundamental policy regarding such investments.  Rather, the 1940 Act imposes limits on a fund’s ability to invest in other investment companies.  The Funds’ Additional Restrictions are more restrictive than these statutory limits.  The Adviser currently intends to invest, from time to time, a portion of a Fund’s assets in other investment companies if that Fund’s shareholders approve Proposal H.  Any such investments would not be a principal investment strategy for the Fund and would comply with the 1940 Act’s limits on such investments.  For example, the Adviser may invest a portion of such Fund’s assets in ETFs to quickly gain exposure to a broad index of securities in lieu of investing directly in stocks, and Funds that lend portfolio securities may invest cash collateral received from those lending arrangements in other investment companies to seek to generate income in excess of that available on other investments.  Currently, the Funds re-invest such collateral in more conservative repurchase agreements, and re-investing the collateral in other investment companies could increase the risk that collateral will lose value.  Investing in other investment companies also poses certain inherent risks associated with “pyramiding,” such as layering of fees that reduce a Fund’s total return.  Such risks are mitigated in part by the 1940 Act’s limitations on a fund’s ability to invest in securities issued by other investment companies, which will continue to apply.  Also, such a change to the manner in which a Fund is operated will only be implemented when a Fund’s prospectus and statement of additional information, as appropriate, adequately disclose the strategy and any additional risks.

The Adviser has informed the Board that eliminating the Additional Restrictions is not expected to materially affect the manner in which any Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.  If this Proposal H is approved, each Fund will continue to be subject to the limitations of the 1940 Act, and any rule, SEC staff interpretation, and exemptive orders granted under the 1940 Act.  The Board will be consulted and the Fund’s prospectus or statement of additional information will be revised before any other material change is made in a Fund’s investment strategies in response to the elimination of these Additional Restrictions.

The Board recommends that you vote “FOR” this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU APPROVE EACH PROPOSAL DESCRIBED ABOVE

OTHER INFORMATION

Trustees and Executive Officers

The Trustees of each Fund are Mitchell E. Appel, Joyce E. Heinzerling, Francis C. Oakley, David H. Porter, Paul Craig Roberts, Nancy-Beth Sheerr, and Daniel S. Vandivort.  The executive officers are Mitchel E. Appel, Michael J. Wagner and Emily D. Washington.

Other Service Providers.

Principal Underwriter.  EULAV Securities LLC is the principal underwriter of the Funds.  EULAV Securities LLC’s principal business address is 7 Times Square, 21st Floor, New York, New York 10036-6524.

Administrator.  State Street Bank and Trust Company (“State Street”) provides certain bookkeeping, accounting and administrative services for the Funds.  State Street, whose address is 225 Franklin Street, Boston, Massachusetts 02110, also acts as the Funds’ custodian, transfer agent and dividend-paying agent.  As custodian, State Street is responsible for safeguarding the Funds’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds’ investments.  As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund.  Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 West 9th Street, Kansas City, Missouri 64105 (the “Proxy Solicitation Firm”), provides certain transfer agency functions to the Funds as an agent for State Street.

Shareholder Approval.

As required by the 1940 Act, to become effective with respect to a particular Fund, each Proposal must be approved by (a) the vote of 67% of the Fund’s shares present at the Meeting if more than 50% of the outstanding shares of that Fund are present, or (b) the vote of more than 50% of the outstanding shares of that Fund, whichever is less.

A quorum of shareholders of your Fund is necessary to hold a valid Meeting.  A quorum will exist at the Meeting if a majority of the shares of your Fund who are entitled to vote on the Record Date are present in person or by proxy.  In the event that a quorum is not present, or if a quorum is present but sufficient votes to approve a Proposal are not received, the duly appointed proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a Proposal.  In case any such adjournment is proposed, the proxies will vote for those proxies which they are entitled to vote for a Proposal in favor of adjournment, and will vote those proxies required to be voted against a Proposal against adjournment.  At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called.  A shareholder vote may be taken on one or more Proposals prior to such adjournment if sufficient votes for a Proposal’s approval have been received and it is otherwise appropriate.  Any such vote will be final regardless of whether such Meeting is adjourned with respect to any other Proposal.  A Meeting may be held for any Fund for which a quorum is present irrespective of whether a quorum is achieved for other Funds.

Abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted as votes present at the Meeting for purposes of determining whether a quorum is present.  As a result, abstentions and broker non-votes will generally have the effect of a vote against the Proposal.

Voting of Proxies; Revocation of Proxies.

Shares represented by properly given proxies and received by the Funds prior to the Meeting, unless revoked before or at such Meeting, will be voted according to the shareholder’s instructions.  If you sign a proxy but do not fill in a vote, your shares will be voted in favor of the Proposal.  Except as discussed above with respect to a proposed adjournment, if any other business properly comes before such Meeting, your shares will be voted at the discretion of the persons named as proxies on the enclosed proxy card.

A proxy with respect to shares held in the name of two or more persons will be valid if executed by one of them, unless at or prior to the exercise of such proxy, the Funds receive specific written notice to the contrary from one of such persons.  A proxy purporting to be exercised by or on behalf of a shareholder will be valid unless challenged at or prior to its exercise.  The burden of proving the invalidity of the proxy will rest with the person seeking to challenge it.

Any shareholder giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Funds a written notice of revocation; (ii) submitting to the Funds a subsequently dated and executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Funds of the revocation by calling the toll-free number on the proxy card.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Solicitation of Proxies and Payment of Expenses.

This solicitation of proxies for the Meeting is being made by the Funds.  All costs associated with the Meeting, including delivering proxy materials to shareholders, soliciting proxies and conducting the Meeting will be borne by the Funds and allocated amongst the Funds on the basis of relative asset size.  The solicitation of proxies may include telephonic, Internet, mail or oral communication by officers and service providers of the Funds who will not be paid for these services, and/or by the Proxy Solicitation Firm, which has been retained by the Funds for an estimated fee of $175,000, plus out-of-pocket expenses.

Shareholders may authorize the Proxy Solicitation Firm to execute proxies on their behalf by telephonic instruction.  Proxies that are submitted telephonically will be recorded in accordance with the procedures set forth below.  The Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.  In all cases where a telephonic proxy is solicited, the representative of the Proxy Solicitation Firm is required to ask for certain identifying information from each shareholder.  Then the representative will ask the shareholder to vote their shares by telephone, and ask for the shareholder’s instructions on the Proposal.

The representative of the Proxy Solicitation Firm, although he or she is permitted to answer questions about the process, is not permitted to recommend to any shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement or in any additional soliciting materials.  The Proxy Solicitation Firm will record the shareholder’s instructions.  Within 72 hours, but in any event before the Meeting to which the vote relates, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Proxy Solicitation Firm immediately if his or her instructions are not correctly reflected in the confirmation.  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend such Meeting in person.  Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact the Proxy Solicitation Firm (toll-free) at 1-855-520-7715.  Representatives are available Monday through Friday, 8:00 a.m.–6:00 p.m. (Eastern time), and Saturday, 10:00 a.m.–6:00 p.m. (Eastern time).

Persons holding shares as nominees will be reimbursed by the Funds, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

Other Business at the Meetings.

The Board and Adviser are not aware of any other matters to be brought before the Meeting other than as stated in this Proxy Statement.  If any other business properly comes before such Meeting, your shares will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed proxy card.

If you do not plan to attend the Meeting in person, please complete, sign, date, and return the enclosed proxy card or cast your vote by touchtone phone or via the Internet promptly.  Even if you do plan to attend the Meeting, please so note where provided and return the proxy card promptly.

Future Shareholder Proposals.

Pursuant to rules adopted by the SEC under the Securities Exchange Act of 1934 (“1934 Act”), shareholders may request for inclusion in the Board’s proxy statement for future shareholder meetings certain proposals for actions which they intend to introduce at such meeting.  Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders.  The submission of a proposal does not guarantee its inclusion in the Funds’ proxy statement and is subject to limitations under the 1934 Act.  Because the Funds do not hold regular meetings of shareholders, no anticipated date of the next meeting can be provided.

Additional Information.

The Funds are subject to the information requirements of the 1934 Act and accordingly file reports and other information with the SEC.  Proxy material, reports and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC at 100 F Street, NE, Washington, D.C. 20549-1520.  Copies of such material can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520, at prescribed rates.  In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

By order of the Board

Mitchell E. Appel, President

January [_], 2014

APPENDIX A – PROPOSED AND CURRENT FUNDAMENTAL POLICIES

PROPOSED FUNDAMENTAL INVESTMENT POLICIES

Proposed Wording of Fundamental Investment Policies
in Proposals A, B-1, C, D-1, E and F

1.
Concentration.  Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction, the Fund may not purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry.

2.
Borrowing.  The Fund may not borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3.
Senior Securities.  The Fund may not issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction.

4.
Lending.  The Fund may not make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction.

5.
Real Estate; Commodities; Other Investment Companies.  The Fund may not purchase or sell commodities or real estate except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction.

6.
Underwriting Securities.  The Fund may not underwrite the securities of other issuers except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction.

CURRENT FUNDAMENTAL INVESTMENT POLICIES

Current Wording of Each Fund’s Fundamental Investment Policies

The Value Line Fund, Inc.
Current	Proposed
The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes.  Securities will not be purchased while borrowings are outstanding.  No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Fund’s entering into stock index futures.

Replace with policy 2 above.
The Fund may not issue senior securities except evidences of indebtedness permitted under [the Fund’s fundamental policy regarding borrowing].	Replace with policy 3 above.
The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act in selling portfolio securities.

Replace with policy 6 above.
The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.	Replace with policy 1 above
The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

Replace with policy 5 above.
The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund’s assets.

Replace with policy 4 above.
The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint-and-several basis in any trading account in securities except that these prohibitions will not apply to futures contracts or options on futures contracts entered into by the Fund for permissible purposes or to margin payments made in connection with such contracts.

Eliminate pursuant to Proposal H.
The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell covered call option contracts on securities owned by the Fund.  The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., “closing purchase transactions”).  The Fund may also purchase and sell put and call options on stock index futures contracts.

Eliminate pursuant to Proposal D-2.
The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer.  For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class.  This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Eliminate pursuant to Proposal H.

The Value Line Fund, Inc.
Current	Proposed
The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation.  This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Eliminate pursuant to Proposal H.
The Fund may not purchase securities for the purpose of exercising control over another company.	Eliminate pursuant to Proposal H.
The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

Eliminate pursuant to Proposal H.
The Fund may not invest in commodities or commodity contracts except that the Fund may invest in stock index futures contracts and options on stock index futures contracts.	Eliminate pursuant to Proposal D-2.
The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

Eliminate pursuant to Proposal H.
The primary investment objective of the Fund is long-term growth of capital. Current income is a secondary objective.	Make non-fundamental pursuant to Proposal G.
For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.	Make non-fundamental pursuant to Proposal B-2.
The Fund purchases interest in oil, gas or other mineral type development programs or leases, although the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

Eliminate pursuant to Proposal D-2.
If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered in violation of the restriction except for [the borrowing restriction] and the restriction on illiquid securities.

Eliminate pursuant to Proposal H.
Reliance upon the Ranking System, whenever feasible, is a fundamental policy of the Fund which may not be changed without shareholder approval.	Eliminate pursuant to Proposal H.

Value Line Income and Growth Fund, Inc.
Current	Proposed
The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes.  Securities will not be purchased while borrowings are outstanding.  No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Fund’s entering into stock index futures.

Replace with policy 2.

Value Line Income and Growth Fund, Inc.
Current	Proposed
The Fund may not issue senior securities except evidences of indebtedness permitted under [the Fund’s fundamental policy regarding borrowing].	Replace with policy 3 above.
The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act in selling portfolio securities.

Replace with policy 6 above.
The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.	Replace with policy 1 above.
The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

Replace with policy 5 above.
The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund’s assets.

Replace with policy 4 above.
The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint-and-several basis in any trading account in securities except that these prohibitions will not apply to futures contracts or options on futures contracts entered into by the Fund for permissible purposes or to margin payments made in connection with such contracts.

Eliminate pursuant to Proposal H.
The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell covered call option contracts on securities owned by the Fund.  The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., “closing purchase transactions”).  The Fund may also purchase and sell put and call options on stock index futures contracts.

Eliminate pursuant to Proposal D-2.
The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer.  For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class.  This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Eliminate pursuant to Proposal H.
The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation.  This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Eliminate pursuant to Proposal H.
The Fund may not purchase securities for the purpose of exercising control over another company.	Eliminate pursuant to Proposal H.

Value Line Income and Growth Fund, Inc.
Current	Proposed
The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

Eliminate pursuant to Proposal H.
The Fund may not invest in commodities or commodity contracts except that the Fund may invest in stock index futures contracts and options on stock index futures contracts.	Eliminate pursuant to Proposal D-2.
The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

Eliminate pursuant to Proposal H.
The primary investment objective of the Fund is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.	Make non-fundamental pursuant to Proposal G.
In addition, management of the Fund has adopted a policy that it will not recommend that the Fund purchase interests in oil, gas or other mineral type development programs or leases, although the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

Eliminate pursuant to Proposal D-2.
For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.	Make non-fundamental pursuant to Proposal B-2.
If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered in violation of the restriction except for [the borrowing restriction] and the restriction on illiquid securities.

Eliminate pursuant to Proposal H.
Reliance upon the Ranking System, whenever feasible, is a fundamental policy of the Fund which may not be changed without shareholder approval.	Eliminate pursuant to Proposal H.

Value Line Premier Growth Fund, Inc.
Current	Proposed
The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes.  Securities will not be purchased while borrowings are outstanding.  No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Fund’s entering into stock index futures.

Replace with policy 2.
The Fund may not issue senior securities except evidences of indebtedness permitted under [the Fund’s fundamental policy regarding borrowing].	Replace with policy 3 above.

Value Line Premier Growth Fund, Inc.
Current	Proposed
The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act in selling portfolio securities.

Replace with policy 6 above.
The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.	Replace with policy 1 above.
The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

Replace with policy 5 above.
The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund’s assets.

Replace with policy 4 above.
The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint-and-several basis in any trading account in securities.	Eliminate pursuant to Proposal H.
The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell covered call option contracts on securities owned by the Fund.  The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., “closing purchase transactions”).

Eliminate pursuant to Proposal D-2.
The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer.  For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class.  This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Eliminate pursuant to Proposal H.
The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation.  This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Eliminate pursuant to Proposal H.
The Fund may not purchase securities for the purpose of exercising control over another company.	Eliminate pursuant to Proposal H.
The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

Eliminate pursuant to Proposal H.
The Fund may not invest in commodities or commodity contracts.	Eliminate pursuant to Proposal D-2.
The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

Eliminate pursuant to Proposal H.

Value Line Premier Growth Fund, Inc.
Current	Proposed
In addition, management of the Fund has adopted a policy that it will not recommend that the Fund purchase interest in oil, gas or other mineral type development programs or leases, although the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

Eliminate pursuant to Proposal D-2.
For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.	Make non-fundamental pursuant to Proposal G.
If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered in violation of the restriction except for [the borrowing restriction] and the restriction on illiquid securities.

Eliminate pursuant to Proposal H.

Value Line Larger Companies Fund, Inc.
Current	Proposed
The Fund may issue evidences of indebtedness but only from banks and only if the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.

Replace with policy 2.
The Fund may not issue senior securities except [as permitted under the Fund’s fundamental policy regarding borrowing].	Replace with policy 3 above.
The Fund may not engage in the underwriting of securities.	Replace with policy 6 above.
The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.	Replace with policy 1 above.
The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

Replace with policy 5 above.
The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund’s assets.

Replace with policy 4 above.
The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint-and-several basis in any trading account in securities except that these prohibitions will not apply to futures contracts or options on futures contracts entered into by the Fund for permissible purposes or to margin payments made in connection with such contracts.

Eliminate pursuant to Proposal H.

Value Line Larger Companies Fund, Inc.
Current	Proposed
The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell covered call option contracts on securities owned by the Fund.  The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., “closing purchase transactions”).  The Fund may also purchase and sell put and call options on stock index futures contracts.

Eliminate pursuant to Proposal D-2.
The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer.  For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class.  This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Eliminate pursuant to Proposal H.
The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation.  This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Eliminate pursuant to Proposal H.
The Fund may not purchase securities for the purpose of exercising control over another company.	Eliminate pursuant to Proposal H.
The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

Eliminate pursuant to Proposal H.
The Fund may not invest in commodities or commodity contracts except that the Fund may invest in stock index futures contracts and options on stock index futures contracts.	Eliminate pursuant to Proposal D-2.
The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

Eliminate pursuant to Proposal H.
The sole investment objective of the Fund is to realize capital growth.	Make non-fundamental pursuant to Proposal G.
In addition, management of the Fund has adopted a policy that it will not recommend that the Fund purchase interest in oil, gas or other mineral type development programs or leases, although the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

Eliminate pursuant to Proposal D-2.
For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.	Make non-fundamental pursuant to Proposal B-2.
If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered in violation of the restriction.

Eliminate pursuant to Proposal H.

Value Line Larger Companies Fund, Inc.
Current	Proposed
Reliance upon the Ranking System, whenever feasible, is a fundamental policy of the Fund which may not be changed without shareholder approval.	Eliminate pursuant to Proposal H.

Value Line Centurion Fund, Inc.
Current	Proposed
The Fund may not borrow money, except that the Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, and reverse repurchase agreements, provided that the total amount of any borrowing does not exceed 10% of the Fund’s total assets at the time of the transaction; and (b) borrow money in an amount not to exceed 10% of the value of its total assets at the time the loan is made.  Borrowings representing more than 10% of a Fund’s total assets must be repaid before the Fund may make additional investments.

Replace with policy 2 above.
The Fund may not issue senior securities except evidences of indebtedness permitted under [the Fund’s fundamental policy regarding borrowing].	Replace with policy 3 above.
The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

Replace with policy 6 above.
The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.	Replace with policy 1 above.
The Fund may not invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.	Replace with policy 5 above.
The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements.	Replace with policy 4 above.
The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint-and-several basis in any trading account in securities.	Eliminate pursuant to Proposal H.
The Fund may not write, purchase or sell any put or call options or any combination thereof.	Eliminate pursuant to Proposal D-2.
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Eliminate pursuant to Proposal H.
The Fund may not invest in commodities or commodity contracts.	Eliminate pursuant to Proposal D-2.

Value Line Centurion Fund, Inc.
Current	Proposed
The primary investment objective of the Fund is long-term growth of capital.	Make non-fundamental pursuant to Proposal G.
For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.	Make non-fundamental pursuant to Proposal B-2.
If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered in violation of the restriction except for [the borrowing restriction] and the restriction on illiquid securities.

Eliminate pursuant to Proposal H.
In addition, it is a fundamental policy of the Fund to rely, whenever feasible, on the Value Line Timeliness™ Ranking System.	Eliminate pursuant to Proposal H.

Value Line Core Bond Fund
Current	Proposed
The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes.  Securities will not be purchased while borrowings are outstanding.  No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Fund’s entering into interest rate futures contracts and then only to the extent of one-third of its assets.

Replace with policy 2 above.
The Fund may not issue senior securities except evidences of indebtedness permitted under [the Fund’s fundamental policy regarding borrowing].	Replace with policy 3 above.
The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act in selling portfolio securities.

Replace with policy 6 above.
The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.	Replace with policy 1 above.
The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

Replace with policy 5 above.
The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund’s assets.  The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund.

Replace with policy 4 above.

Value Line Core Bond Fund
Current	Proposed
The Fund may not engage in short sales, except to the extent that it owns other securities convertible into or exchangeable for an equivalent amount of such securities.  Such transactions may only occur for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities.  No more than 10% of the value of the Fund’s net assets taken at market may at any one time be held as collateral for such sales.

Eliminate pursuant to Proposal H.
The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may (a) purchase, hold and sell options on contracts for the future delivery of debt securities and warrants where the grantor of the warrants is the issuer of the underlying securities, and (b) write and sell covered call option contracts on securities owned by the Fund.  The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., “closing purchase transactions”).

Eliminate pursuant to Proposal D-2.
The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer.  For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class.  This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Eliminate pursuant to Proposal H.
The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation.  This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Eliminate pursuant to Proposal H.
The Fund may not purchase securities for the purpose of exercising control over another company.	Eliminate pursuant to Proposal H.
The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

Eliminate pursuant to Proposal H.
The Fund may not invest in commodities or commodity contracts except that the Fund may enter into interest rate futures contracts.	Eliminate pursuant to Proposal D-2.
The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

Eliminate pursuant to Proposal H.
The Fund may not purchase securities on margin except that it may make margin deposits in connection with interest rate futures contracts subject to [the interest rate futures restriction] or participate on a joint or a joint-and-several basis in any trading account in securities.

Eliminate pursuant to Proposal H.

Value Line Core Bond Fund
Current	Proposed
The Fund may not purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.	Eliminate pursuant to Proposal D-2.
The Fund may not enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts plus premiums on options on futures contracts.

Eliminate pursuant to Proposal D-2.
The primary investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.	Make non-fundamental pursuant to Proposal G.
For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.	Make non-fundamental pursuant to Proposal B-2.
If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered in violation (other than investment in illiquid securities and the limitation on borrowing).

Eliminate pursuant to Proposal H.

Value Line Strategic Asset Management Trust
Current	Proposed
The Trust may not borrow money, except that the Trust may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, and reverse repurchase agreements, provided that the total amount of any borrowing does not exceed 10% of the Trust’s total assets at the time of the transaction; and (b) borrow money in an amount not to exceed 10% of the value of its total assets at the time the loan is made.  Borrowings representing more than 10% of a Trust’s total assets must be repaid before the Trust may make additional investments.

Replace with policy 2 above.
The Fund may not issue senior securities except evidences of indebtedness permitted under [the Fund’s fundamental policy regarding borrowing].	Replace with policy 3 above.
The Trust may not engage in the underwriting of securities except to the extent that the Trust may be deemed an underwriter as to restricted securities under the Securities Act in selling portfolio securities.

Replace with policy 6 above.

Value Line Strategic Asset Management Trust
Current	Proposed
The Trust may not invest 25% or more of its assets in securities of issuers in any one industry.  For the purpose of this restriction, gas, electric, water and telephone utilities will each be treated as a separate industry.

Replace with policy 1 above.
The Trust may not invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Trust may purchase securities of issuers which engage in real estate operations.	Replace with policy 5 above.
The Trust may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements.  The Trust may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Trust.

Replace with policy 4 above.
The Trust may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint-and-several basis in any trading account in securities except that these prohibitions will not apply to futures contracts or options on futures contracts entered into by the Trust for permissible purposes or to margin payments made in connection with such contracts.

Eliminate pursuant to Proposal H.
The Trust may not purchase or sell any put or call options or any combination thereof, except that the Trust may write and sell covered call option contracts on securities owned by the Trust.  The Trust may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., “closing purchase transactions”).  The Trust may also purchase and sell put and call options on stock index futures contracts.

Eliminate pursuant to Proposal D-2.
With respect to securities comprising 75% of the value of its total assets, the Trust will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Trust would own more than 10% of the outstanding voting securities of that issuer.

Eliminate pursuant to Proposal H.
The Trust may not invest in commodities or commodity contracts except that the Trust may invest in stock index futures contracts and options on stock index futures contracts.	Eliminate pursuant to Proposal D-2.
The primary investment objective of the Trust is to achieve a high total investment return consistent with reasonable risk.	Make non-fundamental pursuant to Proposal G.
For purposes of industry classifications, the Trust follows the industry classifications in The Value Line Investment Survey.	Make non-fundamental pursuant to Proposal B-2.

Value Line Strategic Asset Management Trust
Current	Proposed
If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered in violation of the restriction except for [the borrowing restriction] and the restriction on illiquid securities.

Eliminate pursuant to Proposal H.
In addition, it is a fundamental policy of the Trust to rely, whenever feasible, on the Value Line Timeliness™ Ranking System and the Value Line Performance™ Ranking System.	Eliminate pursuant to Proposal H.

Value Line Small Cap Opportunities Fund, Inc.
Current	Proposed
The Fund may not borrow money in excess of 10% of the value of its net assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes.  Securities will not be purchased while borrowings are outstanding.  No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

Replace with policy 2 above.
The Fund may not issue senior securities.	Replace with policy 3 above.
The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act in selling portfolio securities.

Replace with policy 6 above.
The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.	Replace with policy 1 above.
The Fund may not purchase securities of other investment companies except in mergers or other business combinations or invest in real estate, mortgages, illiquid securities of real estate investment trusts, real estate limited partnerships or interests in oil, gas or mineral leases, although the Fund may purchase securities of issuers which engage in real estate operations.

Replace with policy 5 above.
The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days, over-the-counter options held by the Fund and the portion of the assets used to cover such options when taken together with other securities that are illiquid or restricted do not exceed 15% of the Fund’s net assets.  The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund.

Replace with policy 4 above.
The Fund may not engage in arbitrage transactions, short sales except as set forth herein, purchases on margin or participate on a joint or joint-and-several basis in any trading account in securities except in connection with the purchase or sale of futures transactions and to deposit or pay initial or variable margin in connection with financial futures contracts or related options transactions.

Eliminate pursuant to Proposal H.

Value Line Small Cap Opportunities Fund, Inc.
Current	Proposed
The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer.  For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class.  This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Eliminate pursuant to Proposal H.
The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation.  This restriction does not apply to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Eliminate pursuant to Proposal H.
The Fund may not purchase securities for the purpose of exercising control over another company.	Eliminate pursuant to Proposal H.
The Fund may not invest in commodities or commodity contracts except that the Fund may invest in futures contracts and financial futures contracts and options on futures contracts and financial futures contracts.

Eliminate pursuant to Proposal D-2.
The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

Eliminate pursuant to Proposal H.
The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

Eliminate pursuant to Proposal H.
The primary investment objective of the Value Line Small Cap Opportunities Fund is to achieve a high total investment return consistent with reasonable risk.	Make non-fundamental pursuant to Proposal G.
For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.	Make non-fundamental pursuant to Proposal B-2.
If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered in violation of the restriction except for [the borrowing restriction] and the restriction on illiquid securities, in which case the Fund will take prompt action to reduce borrowings or dispose of illiquid securities.

Eliminate pursuant to Proposal H.

Value Line Asset Allocation Fund, Inc.
Current	Proposed
The Fund may not borrow money in excess of 10% of the value of its net assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes.  Securities will not be purchased while borrowings are outstanding.  No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

Replace with policy 2 above.

Value Line Asset Allocation Fund, Inc.
Current	Proposed
The Fund may not issue senior securities.	Replace with policy 3 above.
The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act in selling portfolio securities.

Replace with policy 6 above.
The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.	Replace with policy 1 above.
The Fund may not purchase securities of other investment companies except in mergers or other business combinations or invest in real estate, mortgages, illiquid securities of real estate investment trusts, real estate limited partnerships or interests in oil, gas or mineral leases, although the Fund may purchase securities of issuers which engage in real estate operations.

Replace with policy 5 above.
The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days, over-the-counter options held by the Fund and the portion of the assets used to cover such options when taken together with other securities that are illiquid or restricted do not exceed 15% of the Fund’s net assets.  The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund.

Replace with policy 4 above.
The Fund may not engage in arbitrage transactions, short sales except as set forth herein, purchases on margin or participate on a joint or joint-and-several basis in any trading account in securities except in connection with the purchase or sale of futures transactions and to deposit or pay initial or variable margin in connection with financial futures contracts or related options transactions.

Eliminate pursuant to Proposal H.
The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer.  For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class.  This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Eliminate pursuant to Proposal H.
The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation.  This restriction does not apply to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Eliminate pursuant to Proposal H.
The Fund may not purchase securities for the purpose of exercising control over another company.	Eliminate pursuant to Proposal H.

Value Line Asset Allocation Fund, Inc.
Current	Proposed
The Fund may not invest in commodities or commodity contracts except that the Fund may invest in futures contracts and financial futures contracts and options on futures contracts and financial futures contracts.

Eliminate pursuant to Proposal D-2.
The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

Eliminate pursuant to Proposal H.
The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

Eliminate pursuant to Proposal H.
The investment objective of the Value Line Asset Allocation Fund is long-term growth of capital.	Make non-fundamental pursuant to Proposal G.
For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.	Make non-fundamental pursuant to Proposal B-2.
If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered in violation of the restriction except for [the borrowing restriction] and the restriction on illiquid securities, in which case the Fund will take prompt action to reduce borrowings or dispose of illiquid securities.

Eliminate pursuant to Proposal H.
Reliance upon the Ranking System, whenever feasible, is a fundamental policy of the Fund which may not be changed without shareholder approval.	Eliminate pursuant to Proposal H.

Proxy Tabulator [PO Box 55046] Boston MA 02205-5046

Your Proxy Vote is Important!

Vote by Internet
Please go to the electronic voting site at [www.eproxyvote.com/vl]. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Telephone
Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail
Complete, sign and date your proxy card and return it promptly in the enclosed envelope.

If Voting by Mail	Proxy Tabulator
Remember to sign and date form below.	[PO Box 55046]
Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	Boston MA 02205-9818

PROXY CARD
The Value Line Fund, Inc. Value Line Income and Growth Fund, Inc. Value Line Premier Growth Fund, Inc. Value Line Larger Companies Fund, Inc. Value Line Centurion Fund, Inc.	Value Line Core Bond Fund Value Line Strategic Asset Management Trust Value Line Small Cap Opportunities Fund, Inc. Value Line Asset Allocation Fund, Inc.

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
To be held March 4, 2014

I (We), having received notice of the Special Meeting of Shareholders (the “Meeting”) of the Value Line Funds named above (each, a “Fund” and, collectively, the “Funds”) and the accompanying Proxy Statement, and revoking all prior proxies, hereby appoint Mitchell E. Appel, Peter D. Lowenstein and Leonard A. Pierce (the “Named Proxies”), and each of them, my (our) attorney (with full power of substitution  in them and each of them) for and in my (our) name(s) to attend the Meeting of the Fund to be held on March 4, 2014, at 10:00 a.m.  (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street New York, New York 10007, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

The shares represented by this proxy will be voted in accordance with my (our) instructions as given on the reverse side with respect to the Proposal.  If this proxy is executed but no instruction is given, I (we) understand that the Named Proxies will vote my (our) shares in favor of the Proposal.  The Named Proxies are authorized to vote on any other business that may properly come before the Meeting in their discretion.

NOTE: Please be sure that you complete, sign and date your proxy card. In signing, please write your name(s) exactly as it (they) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Proxies being signed on behalf of corporate shareholders should be signed in full corporate name by an authorized officer. Joint owners should each sign personally.

Signature	Date

Important Notice Regarding the Availability of Proxy Materials for the

The Value Line Fund, Inc. Value Line Income and Growth Fund, Inc. Value Line Premier Growth Fund, Inc. Value Line Larger Companies Fund, Inc. Value Line Centurion Fund, Inc.	Value Line Core Bond Fund Value Line Strategic Asset Management Trust Value Line Small Cap Opportunities Fund, Inc. Value Line Asset Allocation Fund, Inc.

Special Shareholder Meeting to Be Held on
March 4, 2014

The Proxy Statement for this Meeting is available at:

[www.eproxyvote.com/vl]

PLEASE VOTE YOUR PROXY TODAY!

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES
(THE “BOARD”) OF YOUR FUND.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED ON THE FRONT.

If you have any questions about the Proposal or completing this proxy card, please call the Proxy Solicitation Firm (toll-free) at 1-855-520-7715.  Representatives are available Monday through Friday, 8:00 a.m.–6:00 p.m. (Eastern time), and Saturday, 10:00 a.m.–6:00p.m. (Eastern time).

THE BOARD (INCLUDING ALL OF THE INDEPENDENT DIRECTORS/TRUSTEES) RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

PLEASE VOTE AS IN THIS EXAMPLE:	¢

VOTE ON THE PROPOSALS AS A GROUP – TO VOTE “FOR” ON ALL PROPOSALS PLEASE MARK THE BOX. NO OTHER VOTE IS NECESSARY.	☐

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VOTE ON THE PROPOSALS INDIVIDUALLY – TO VOTE ON THE PROPOSALS INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE PER PROPOSAL:

To approve changes in, or the removal of, certain fundamental policies:	FOR	AGAINST	ABSTAIN
A: Revise the fundamental policy related to borrowing.	☐	☐	☐
B-1: Revise the fundamental policy relating to concentration of investments.	☐	☐	☐
B-2: Reclassify the additional policy relating to concentration as non-fundamental.	☐	☐	☐
C: Revise the fundamental policy relating to lending.	☐	☐	☐
D-1: Revise the fundamental policy relating to real estate and commodities.	☐	☐	☐
D-2: Remove the additional fundamental policy relating to real estate and commodities.	☐	☐	☐
E: Revise the fundamental policy relating to senior securities.	☐	☐	☐
F: Revise the fundamental policy relating to underwriting.	☐	☐	☐
G: Convert the Fund’s investment objective from fundamental to non-fundamental (not applicable for Value Line Premier Growth Fund, Inc.).	☐	☐	☐
H: Remove certain other fundamental policies.	☐	☐	☐

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If you plan to attend the Meeting, please check this box:           ☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!  PLEASE VOTE NOW.